Supplement dated August 12, 2014 to the Flexible Premium Variable Annuity

Prospectuses Listed Below Dated May 1, 2014

Issued by Integrity Life Insurance Company Through its Separate Account I

AnnuiChoice® II (includes AnnuiChoice)

Pinnacle (on or before April 30, 1998); Pinnacle III (May 1, 1998 to July 15, 2001; only version sold in Oregon); Pinnacle IV (July 16, 2001 to April 30, 2007) and Pinnacle V (May 1, 2007 to December 31, 2011)

Pinnacle V (post 1-1-12)

This supplement to the prospectuses identified above describes changes to the Portfolios in the variable annuity contracts issued by Integrity Life Insurance Company.  Please retain this supplement to the prospectus for future reference.

In Part 3 — Your Investment Options, in the section titled “The Variable Account Options,” subsection titled Fidelity® Variable Insurance Products, the descriptions of the Fidelity VIP Freedom Funds are replaced with the following:

Fidelity VIP Freedom 2010 Portfolio (available on contracts purchased before 5-1-2013)

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.  The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective.  The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds.  The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2010).  The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2015 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.  The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective.  The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds.  The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2015). The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2020 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.  The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective.  The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds.  The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2020). The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2025 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.  The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective.  The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds.  The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2025).  The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Fidelity VIP Freedom 2030 Portfolio

The Portfolio seeks high total return with a secondary objective of principal preservation as the fund approaches its target date and beyond.  The advisor may continue to seek high total return for several years beyond the Portfolio’s target retirement date in an effort to achieve the overall investment objective.  The advisor invests in a combination of underlying Fidelity VIP domestic equity, international equity, bond and short-term funds.  The advisor allocates assets among underlying Fidelity funds according to an asset allocation strategy that becomes increasingly conservative until it reaches 17% in domestic equity funds, 7% in international equity, 46% in bond funds and 30% in short-term funds (approximately 10 to 19 years after the year 2030).  The asset allocations are subject to vary +/- 10% subject to the advisors discretion.

Changes to Total Annual Portfolio Operating Expenses

The following revisions to Appendix G are currently effective:

Total Annual Portfolio Operating Expense Table

Portfolio	Management Fees	12b-1 Fee or Service Fee	Other Expenses	Acquired Funds Fees and Expenses	Total Annual Expenses
Fidelity VIP Overseas, Service Class 2	0.68%	0.25%	0.14%	N/A	1.07%
FT Franklin Mutual Shares VIP, Class 2 (1)	0.69%	0.25%	0.02%	N/A	0.96%
FT Franklin Small Cap Value VIP, Class 2	0.61%	0.25%	0.02%	N/A	0.88%
FT Templeton Foreign VIP, Class 2	0.74%	0.25%	0.04%	N/A	1.03%

(1) Management fees and other expenses have been restated to reflect current fiscal year fees and expenses as a result of the bundling of the funds’ investment management agreement with its fund administration agreement effective May 1, 2014.  Such combined investment management fees are described further under “Management” in the funds’ prospectus.  Total annual fund operating expenses are not affected by such bundling.